DRIEHAUS MUTUAL FUNDS

Supplement dated February 3, 2003 to
Prospectus dated May 1, 2002

Management of the Funds

     The two paragraphs on page 31 under “Portfolio Manager – Driehaus International Growth Fund” and the first paragraph under “Assistant Portfolio Manager – Driehaus International Growth Fund” are deleted and are replaced with the following:

Driehaus Capital Management, Inc. (the “Adviser”) has reorganized its operations so that, effective February 1, 2003, the Driehaus International Growth Fund is managed by a team comprised of Emery R. Brewer, Ivo St. Kovachev and Eric J. Ritter. Mr. Svein Backer serves as portfolio strategist for the team. Mr. Brewer’s background is described under “Portfolio Manager – Driehaus Emerging Markets Growth Fund; Senior Portfolio Manager – Driehaus International Discovery Fund” on page 32. Mr. Kovachev’s background is described under “Portfolio Manager – Driehaus European Opportunity Fund” on page 32. Mr. Ritter’s background is described under “Portfolio Manager – Driehaus Asia Pacific Growth Fund; Driehaus International Discovery Fund” on page 31. Mr. Backer’s background is described under “Assistant Portfolio Manager – Driehaus International Growth Fund” on page 31.

     The information on page 32 under “Portfolio Managers – Driehaus International Discovery Fund” is deleted and replaced with the following:

Effective February 1, 2003, the Driehaus International Discovery Fund is managed by a team comprised of Emery R. Brewer (senior portfolio manager) and Ivo St. Kovachev and Eric J. Ritter (portfolio managers). Mr. Brewer has been a portfolio manager for the Fund since its inception, and Mr. Ritter has been a portfolio manager for the Fund since July 2000.